THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 193



Supplement to the Prospectus dated April 16, 1997

Notwithstanding anything to the contrary in the Prospectus, investors may aggregate primary offering period purchases of Units of the Trusts contained in The First Trust Special Situations Trust Series 182, 193, 205 and 206 for purposes of qualifying for the volume concession as set forth in "Public Offering Price."

July 23, 1997